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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                    -------


                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                               November 21, 1997
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                       (Date of earliest event reported)


                        GREAT LAKES CHEMICAL CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                   1-6450                   95-1765035
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 (State of Incorporation)    (Commission File No.)         (IRS Employer
                                                         Identification No.)


                   ONE GREAT LAKES BOULEVARD, P.O. BOX 2200
                        WEST LAFAYETTE, INDIANA 47906
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              (Address of Principal Offices, including zip code)


                                (765) 497-6100
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             (Registrant's telephone number, including area code)


                                      N/A
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS.

            On November 21, 1997, the Board of Directors of Great Lakes Chemical Corporation (the "Corporation") approved certain amendments to the Corporation's existing By-Laws. A copy of the Corporation's By-Laws, as amended, are attached to this Current Report as Exhibit 3.1.

            On December 29, 1997, the Board of Directors of the Corporation announced a comprehensive restructuring plan, pursuant to which the Corporation will exit its furfural and derivatives business, its Eastern European trading business (Chemol) and its environmental businesses. These businesses will be reported collectively as a discontinued operation in the Corporation's 1997 fourth quarter financial results.

            On December 29, 1997, the Board of Directors of the Corporation also announced that the Board has increased the share repurchase authorization by 3,000,000 shares. The increased authorization will allow the Corporation to share the proceeds from its restructuring plan with shareholders if other opportunities for enhancing shareholder value are not available. A copy of the press release issued by the Corporation on December 29, 1997 and describing the restructuring plan and the increased share repurchase authorization is attached to this Current Report as Exhibit 99.1.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

(c)   Exhibits:

      3.1 By-Laws of Great Lakes Chemical Corporation, as amended through November 21, 1997.

      99.1 Press release issued by Great Lakes Chemical Corporation, dated December 29, 1997.




                              SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GREAT LAKES CHEMICAL CORPORATION


                             By: /s/ ROBERT T. JEFFARES
                                Name:  Robert T. Jeffares
                                Title: Executive Vice President and
                                       Chief Financial Officer


Dated:  December 30, 1997





                              EXHIBIT INDEX


Exhibit           Description

3.1 By-Laws of Great Lakes Chemical Corporation, as amended through November 21, 1997.

99.1              Press release issued by Great Lakes Chemical
                  Corporation, dated December 29, 1997.